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                                VALIC COMPANY II

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 2, 2006

FUND FACT SHEETS

The market capitalization ranges with respect to the Large Cap Value, Mid Cap Growth, Small Cap Growth and Small Cap Value Funds have been revised. Prior references to other market capitalization ranges in the "Investment Strategy" sections of the above-referenced Funds' "FACT SHEETS" are deleted in their entirety. The following market capitalization ranges shall apply:

     With respect to the "Investment Strategy" of the LARGE CAP VALUE FUND, a company will be considered a large-cap company if its market capitalization, at the time of purchase, is equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending August 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million.

     With respect to the "Investment Strategy" of the MID CAP GROWTH FUND, a company will be considered a mid-cap company if its market capitalization, at time of purchase, ranges from the smallest company included in the Russell MidCap(R) Index to the largest company in the Russell MidCap(R) Index during the most recent 12-month period. During the 12-month period ending August 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell MidCap(R) Index had a market-cap of $ 27.2 billion.

     With respect to the "Investment Strategy" of the SMALL CAP GROWTH FUND and the SMALL CAP VALUE FUND, a company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending August 31, 2006, the largest company in the Russell 2000(R) Index had a market-cap of $6.2 billion.

ACCOUNT INFORMATION

Under the "ACCOUNT INFORMATION" section, the description of the "Dividends from Net Investment Income" has been revised to reflect that dividends from net investment income for MONEY MARKET II FUND are declared and paid daily. As a result, the first sentence of the section is deleted and replaced in its entirety with the following:

     For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market II Fund, which declares and pays dividends daily.

DATE: OCTOBER 2, 2006